                                                                               .
                                                                               .
                                                                               .


                             CROSS REFERENCE TABLE (1)

Trust Indenture Act Section                 Indenture Section
---------------------------                 -----------------
310(a)(1)                                   7.10
(a)(2)                                      7.10
(a)(3)                                      N.A.
(a)(4)                                      N.A.
(a)(5)                                      7.10
(b)                                         7.10
(c)                                         N.A.
311(a)                                      7.11
(b)                                         7.11
(c)                                         N.A.
312(a)                                      2.5
(b)                                         14.3
(c)                                         14.3
313(a)                                      7.6
(b)(1)                                      N.A.
(b)(2)                                      7.7
(c)                                         7.6, 14.2
(d)                                         7.6
314(a)                                      4.6, 14.2
(b)                                         N.A.
(c)(1)                                      14.4
(c)(2)                                      14.4
(c)(3)                                      N.A.
(d)                                         N.A.
(e)                                         14.5
(f)                                         N.A.
315(a)                                      7.2
(b)                                         7.5, 14.2
(c)                                         7.1
(d)                                         7.1
(e)                                         6.13
316(a) (last sentence)                      14.6
(a)(1)(A)                                   6.11
(a)(1)(B)                                   6.12

----------
(1) This Cross Reference Table is not part of the Indenture.

N.A. means not applicable.

Trust Indenture Act Section                 Indenture Section
---------------------------                 -----------------
(a)(2)                                      N.A.
(b)                                         6.8
(c)                                         9.4
317(a)(1)                                   6.3
(a)(2)                                      6.4
(b)                                         2.4
318(a)                                      14.1

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